                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported)    January 27, 1998

                     DATA PROCESSING RESOURCES CORPORATION
            (Exact name of registrant as specified in its charter)

           California                  0-27612                   95-3931443
   (State or other jurisdiction      (Commission              (I.R.S. Employer
         of incorporation)           file number)            Identification No.)

  4400 Mac Arthur Boulevard, Suite 600
           Newport Beach, CA                                92660
(Address of principal executive offices)                  (Zip Code)

      Registrant's telephone number, including area code:  (714) 553-1102

 Not Applicable (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) On January 27, 1998, Data Processing Resources Corporation ("DPRC") acquired substantially all of the assets, including the business (the "Business"), and assumed certain liabilities of S3G, Inc., a Texas corporation ("S3G"). The acquisition was achieved pursuant to an Agreement of Purchase and Sale of Assets dated January 27, 1998 ("Asset Purchase Agreement"), by and among DPRC, S3G and the sole shareholder of S3G, Michael G. McCarthy ("McCarthy").

          Under the terms of the Asset Purchase Agreement, the purchase price was $32,239,000, consisting of $28,250,000 in cash, 204,552 shares of DPRC common stock, valued at $3,989,000 (computed using a value of DPRC's common stock of $4,985,000, less an adjustment of $996,000 to reflect the impact of restrictions on disposition of the stock). In addition, S3G has a right to receive certain additional consideration contingent upon the adjusted earnings before interest and taxes of the Business through December 31, 1998. The purchase price was based on a multiple of adjusted earnings before interest and taxes for the twelve months ended December 31, 1997. A final determination of such consideration was arrived at by means of arm's length bargaining among the parties to the Asset Purchase Agreement. This transaction is to be accounted for as a purchase.

          Under the Asset Purchase Agreement, S3G has certain registration rights with respect to the 204,552 shares of DPRC common stock it received in the acquisition and any additional shares of DPRC common stock which it might receive as additional consideration. McCarthy and S3G have entered into covenants not-to-compete with DPRC in the geographic areas in which the Business was principally conducted.

          At the time of the acquisition, there was no material relationship between S3G (including its officers, directors and shareholders) and DPRC or any of its affiliates, or any director or officer of DPRC, or any associate of any such officer or director.

          DPRC used a portion of the proceeds obtained from its January 1997 public offering of securities and $25.5 million of its line of credit to pay the cash portion of the purchase price. The line of credit and the bank syndicate responsible for extending such credit are further described on page 17 of DPRC's Annual Report on Form 10-K for the fiscal year ended July 31, 1997, as filed with the Securities and Exchange Commission and Exhibit 10.11, thereto each of which is incorporated by reference herein.

     (b) At the time of the acquisition, S3G, which also operated under the name Spectrum Software Services Group, was engaged in the information technology staffing business, which it operated from its facility in Austin, Texas. DPRC presently intends to continue to engage in such information technology staffing business in substantially the same manner and for the same purposes.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

          As of the date hereof, it is impractical to provide the required audited financial information. DPRC will file the required audited financial information under the cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date of filing hereof.

     (b)  Pro Forma Financial Information.

          As of the date hereof, it is impractical to provide the required pro forma financial information. DPRC will file the required pro forma financial information under the cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date of filing hereof.

     (c)  Exhibits.

          The following exhibits are filed herewith:

          Exhibit No.   Document
          -----------   --------
              2.1       Agreement of Purchase and Sale of Assets dated January
                        27, 1998, by and among Data Processing Resources
                        Corporation, S3G, Inc. and Michael G. McCarthy.*+

              2.2 Registration Rights Agreement dated January 27, 1998, by and between Data Processing Resources Corporation and
                        S3G, Inc.+

             10.1       Credit Agreement dated as of September 25, 1997 between
                        Data Processing Resources Corporation and Wells Fargo
                        Bank, National Association, as Administrative Agent.[X]

             13.1       Annual Report on Form 10-K for the fiscal year ended
                        July 31, 1997, as filed with the Securities and Exchange
                        Commission on October 29, 1997.[XX]

             99.1       Text of Press Release dated January 28, 1998.+

* The registrant agrees to furnish supplementally a copy of any schedule or exhibit to the Securities and Exchange Commission upon request.

+ Filed herewith

[X] Filed with the Securities and Exchange Commission on October 29, 1997 as an exhibit to DPRC's Annual Report on Form 10-K for the fiscal year ended July 31, 1997 (File No. 0-27612) and incorporated by reference herein.

[XX] Filed with the Securities and Exchange Commission on October 29, 1997 (File No. 0-27612) and incorporated by reference herein.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DATA PROCESSING RESOURCES CORPORATION


Date: February 11, 1998                By:    /s/ Michael A. Piraino
      -----------------                   ----------------------------------

                                       Michael A. Piraino, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX

          Exhibit No.   Document
          -----------   --------
              2.1       Agreement of Purchase and Sale of Assets dated January
                        27, 1998, by and among Data Processing Resources
                        Corporation, S3G, Inc. and Michael G. McCarthy.*+

              2.2 Registration Rights Agreement dated January 27, 1998, by and between Data Processing Resources Corporation and
                        S3G, Inc.+

             10.1       Credit Agreement dated as of September 25, 1997 between
                        Data Processing Resources Corporation and Wells Fargo
                        Bank, National Association, as Administrative Agent.[X]

             13.1       Annual Report on Form 10-K for the fiscal year ended
                        July 31, 1997, as filed with the Securities and Exchange
                        Commission on October 29, 1997.[XX]

             99.1       Text of Press Release dated January 28, 1998.+

* The registrant agrees to furnish supplementally a copy of any schedule or exhibit to the Securities and Exchange Commission upon request.

+ Filed herewith

[X] Filed with the Securities and Exchange Commission on October 29, 1997 as an exhibit to DPRC's Annual Report on Form 10-K for the fiscal year ended July 31, 1997 (File No. 0-27612) and incorporated by reference herein.

[XX] Filed with the Securities and Exchange Commission on October 29, 1997 (File No. 0-27612) and incorporated by reference herein.